UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 18, 2022
Date of Report (Date of earliest event reported)

Exact name of registrant as specified in its charter
State or other jurisdiction of incorporation or organization
Commission	Address of principal executive offices	IRS Employer
File Number	Registrant's telephone number, including area code	Identification No.
001-14881	BERKSHIRE HATHAWAY ENERGY COMPANY	94-2213782
(An Iowa Corporation)
666 Grand Avenue
Des Moines, Iowa 50309-2580
515-242-4300

000-52378	NEVADA POWER COMPANY	88-0420104
(A Nevada Corporation)
6226 West Sahara Avenue
Las Vegas, Nevada 89146
702-402-5000

000-00508	SIERRA PACIFIC POWER COMPANY	88-0044418
(A Nevada Corporation)
6100 Neil Road
Reno, Nevada 89511
775-834-4011

N/A
(Former name or former address, if changed from last report)
______________________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Registrant	Securities registered pursuant to Section 12(b) of the Act:
BERKSHIRE HATHAWAY ENERGY COMPANY	None
NEVADA POWER COMPANY	None
SIERRA PACIFIC POWER COMPANY	None

Indicate by check mark whether the registrants are an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.     Entry into a Material Definitive Agreement

On March 18, 2022, Nevada Power Company and Sierra Pacific Power Company (together, the "Constituent Corporations"), both d/b/a NV Energy, entered into a plan of merger and merger agreement (the "Merger Agreement"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, including receipt of all necessary state and federal regulatory approvals, Sierra Pacific Power Company (the "Disappearing Corporation") will merge with and into Nevada Power Company (the "Surviving Corporation") with Nevada Power Company surviving (the "Merger"). The Constituent Corporations are indirect wholly-owned subsidiaries of Berkshire Hathaway Energy Company.

Pursuant to the terms and conditions in the Merger Agreement, at the effective time of the Merger, which the Constituent Corporations currently anticipate occurring during the fourth quarter of 2022 (the "Company Merger Effective Time"), the separate existence of the Disappearing Corporation shall cease and each share of common stock of the Disappearing Corporation shall be cancelled. All shares of the Surviving Corporation issued and outstanding immediately prior to the Company Merger Effective Time shall be and remain outstanding. The name of the Surviving Corporation will continue to be "Nevada Power Company" and the current Articles of Incorporation and By-laws of the Surviving Corporation shall continue in full force and effect.

At the Company Merger Effective Time all property including all assets dedicated to providing utility service, rights, privileges, powers and franchises, including but not limited to certificates of public convenience and necessity and every other interest shall be the property of the Surviving Corporation. All debts, liabilities and duties of the respective Constituent Corporations, including but not limited to obligations to provide utility service, shall attach to the Surviving Corporation and may be enforced against it to the same extent as if the debts, liabilities and duties had been incurred by it. Pursuant to the terms of the General and Refunding Mortgage Indenture of Sierra Pacific Power Company, the Surviving Corporation will enter into a supplemental indenture in which it will expressly assume the obligations of Sierra Pacific Power Company under that indenture and confirm that all bonds issued under that indenture will continue to be secured by a first lien on the mortgaged property of Sierra Pacific Power Company as of the Company Merger Effective Time. The Surviving Corporation will also remain subject to the General and Refunding Mortgage Indenture of Nevada Power Company, which will continue in full force and effect, and expects that all new secured debt of the Surviving Corporation will be issued under the existing Nevada Power Company indenture.

The Merger Agreement contains various conditions precedent to the consummation of the transactions contemplated by the Merger Agreement, including, among others: (i) no order, statute, rule, regulation, stay, decree, judgement or injunction, shall have been enacted, entered, promulgated or enforced by any court or other federal, state, local or foreign governmental or public body, branch, agency or authority which prohibits or prevents the consummation of the merger which has not been vacated, dismissed or withdrawn prior to the Company Merger Effective Time; and (ii) all consents, authorizations, orders and approvals of any federal, state, local or foreign governmental or public body, branch, agency or authority required for the consummation of the merger and the transactions contemplated by the Merger Agreement shall have been obtained, become final and non-appealable, shall not impose terms and conditions that would have a material adverse impact on any of the constituent corporations and remain in full force and effect as of the Company Merger Effective Time.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to (i) the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference, and (ii) the General and Refunding Mortgage Indenture of each of Nevada Power Company and Sierra Pacific Power Company, as supplemented, previously filed with the U.S. Securities and Exchange Commission.

Item 8.01.     Other Events

On March 21, 2022, Nevada Power Company and Sierra Pacific Power Company, filed a joint application with the Public Utilities Commission of Nevada ("PUCN") for authorization to merge Sierra Pacific Power Company with and into Nevada Power Company, with Nevada Power Company surviving. The joint application filing will be available to the public on the PUCN's website at https://puc.nv.gov/Dockets/Dockets/. Any information available on or through the PUCN's website is not part of this Form 8-K and the PUCN's web address is included as an inactive textual reference only.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Plan of Merger and Merger Agreement, dated as of March 18, 2022, by and among Nevada Power Company and Sierra Pacific Power Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY ENERGY COMPANY
Date: March 22, 2022
/s/ Calvin D. Haack
Calvin D. Haack
Senior Vice President and Chief Financial Officer

NEVADA POWER COMPANY
Date: March 22, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer

SIERRA PACIFIC POWER COMPANY
Date: March 22, 2022
/s/ Michael E. Cole
Michael E. Cole
Senior Vice President, Chief Financial Officer and Treasurer

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